Exhibit 10.1

AMENDMENT NO. 2

TO THE

RENAISSANCERE HOLDINGS LTD.

NON-EMPLOYEE DIRECTOR STOCK PLAN

This Amendment No. 2 (the “Amendment”) to the RenaissanceRe Holdings Ltd. Non-Employee Director Stock Plan, as amended and restated effective June 1, 2002, and further amended on February 28, 2007 (the “Plan”), is made effective as of this 9th day of May 2008.

WHEREAS, RenaissanceRe Holdings Ltd. (the “Company”) maintains the Plan; and

WHEREAS, pursuant to Section 9 of the Plan, the Compensation and Corporate Governance Committee of the Company’s Board of Directors (the “Committee”) has the authority to amend the Plan and believes it to be in the best interests of the Company to do so; and

WHEREAS, the Committee has determined it to be in the best interests of the Company to permit participants to exercise options under the Plan by means of a “net exercise” procedure; and

WHEREAS, the Committee has authorized the undersigned officer to execute this Amendment.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	By deleting the word “and” from immediately prior to item (iv) of Section 7.6 of the Plan.

2.	By renumbering current item (iv) of Section 7.6 of the Plan as item (v) of Section 7.6.

3.	By inserting as item (iv) of Section 7.6 of the Plan the following language: by delivery to the Company of a notice of “net exercise” pursuant to which the Participant shall receive the number of Shares underlying the Options so exercised reduced by the number of Shares equal to the aggregate exercise price set for the Options divided by the Fair Market Value of the Shares on the date of exercise, and

Except as modified by this Amendment, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

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IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has executed this instrument as of the 9th day of May 2008, on behalf of the Committee.

RENAISSANCERE HOLDINGS LTD.

By:	/s/ Stephen H. Weinstein
Name:	Stephen H. Weinstein
Title:	SVP and Corporate Secretary